April 8, 2013

Dreyfus Stock Funds

-Dreyfus Small Cap Equity Fund

Supplement to Summary Prospectus and Statutory Prospectus

dated February 1, 2013

            At a meeting held on February 11, 2013, the Board of Trustees (the "Board") of Dreyfus Stock Funds (the "Trust") approved an Agreement and Plan of Reorganization (the "Agreement") to allow Dreyfus Small Cap Equity Fund (the "Fund") to transfer all of its assets in a tax-free reorganization to Dreyfus/The Boston Company Small Cap Value Fund (the "Reorganization"), subject to approval by the Fund's shareholders.  Prior to seeking the approval of the Reorganization by the Fund's shareholders, the Trust's Board held a special meeting at which it determined to terminate and abandon the Agreement and the transactions contemplated thereunder, based upon information provided by The Dreyfus Corporation ("Dreyfus") and The Boston Company Asset Management, LLC, an affiliate of Dreyfus, regarding current market conditions and the potential adverse tax consequences to Fund shareholders if the Reorganization were to occur.  As a result, the Reorganization will not occur and the Fund will reopen to investments for new accounts, effective on or about April 11, 2013.